DELAWARE VIP TRUST

Delaware VIP Diversified Income Series
Delaware VIP Emerging Markets Series
Delaware VIP High Yield Series
(each, a "Series")

Supplement to the Series' Prospectuses
dated April 30, 2006

On August 17, 2006, the Board of Trustees of Delaware VIP Trust unanimously voted to approve: (i) changes to Delaware VIP Diversified Income Series' investment strategies and policies to modify the Series' investment approach and non-U.S. dollar denominated securities/currency exposure restrictions; (ii) changes to Delaware VIP Emerging Markets Series' investment policies to permit investments in equity linked securities; and (iii) changes to Delaware VIP High-Yield Opportunities Series' investment policies to permit investments in defaulted bonds and other high-yield debt securities rated lower than CCC by Standard & Poor's ("S&P") and Caa by Moody's Investors Service ("Moody's"). All changes are effective 60 days after the date of this Supplement.

Delaware VIP Diversified Income Series only:

The following replaces the section entitled "What are the Series' main investment strategies?" of the Series' Prospectuses:

What are the Series' main investment strategies? We invest primarily in bonds allocated among four sectors of the fixed income market. These sectors include:

-the High-Yield Sector, consisting of high-yielding, higher risk, lower-rated, or unrated fixed-income securities that we believe to be similarly rated, issued by U.S. companies. (These involve higher risks and are commonly known as junk bonds.)

-the Investment Grade Sector, consisting of investment grade debt obligations of U.S. companies and those issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies.

-the International Developed Markets Sector, consisting of obligations of developed foreign governments, their agencies and instrumentalities, and other fixed-income securities of issuers in developed foreign countries and denominated in foreign currencies in developed markets. (An issuer is considered to be from the country where it is located, where the majority of its assets are located, or where it generates the majority of its operating income.)

-the Emerging Markets Sector, consisting of obligations of governments in emerging markets, their agencies and instrumentalities, and other fixed-income securities of issuers in emerging markets countries and denominated in foreign currencies in emerging markets. (An issuer is considered to be from the country where it is located, where the majority of its assets are located, or where it generates the majority of its operating income.)

We determine the amount of the Series' assets that will be allocated to each of the four sectors based on our analysis of economic and market conditions, and our assessment of the returns and potential for appreciation from each sector. We will periodically reallocate the Series' assets. The Series' investments in emerging markets will, in the aggregate, be limited to no more than 15% of the Series' total assets. The Manager will limit non-U.S. dollar denominated securities to no more than 50% of net assets, but total non-U.S. dollar currency exposure will be limited, in aggregate, to no more than 25% of net assets. The portfolio may have portfolio turnover in excess of 100%.

The following replaces the section entitled "Our investment strategies" of the Series' Prospectuses:

Our investment strategies
Delaware VIP Diversified Income Series is a type of fixed-income fund that invests in four distinct sectors of the fixed-income market as it pursues its investment objective of seeking maximum long-term total return consistent with reasonable risk. Certain economic and market events generally may have a greater impact on certain types of bonds. By spreading the portfolio assets among four key types of bonds, we strive to reduce the affect that such events might have on the portfolio. The foundation of our strategy is the belief that when one or more bond sectors are not performing well, the others may continue to provide high income and appreciation potential, helping to support the Series' performance.

Following are the four key sectors we focus on, as well as our general investment approach in each sector:

-In the Investment Grade Sector, we select U.S. government and high-quality corporate bonds primarily on the basis of their income potential. In periods of slower U.S. economic growth, these bonds might also provide a stabilizing influence on the portfolio, which could enhance total return.

-In the High Yield Sector, we purchase U.S. high-yield corporate bonds to increase the portfolio's income potential. These bonds are of lower quality and involve the risk that the issuing companies may not be able to pay interest or repay principal. However, we carefully select the high-yield bonds for the portfolio after evaluating both the company's fundamental strength and the bond's liquidity.

-In the International Developed Markets Sector, we select international developed market bonds to add diversification to the portfolio. Because international developed markets are often affected by different economic cycles than the U.S. markets, international developed market bonds may experience performance cycles that are different as well. In selecting international developed market bonds for the portfolio, we strive to manage the risk associated with international investing through a thorough analysis of the bond's issuer and the inflation trends in the country where the bond is issued.

-In the Emerging Markets Sector, we select emerging markets bonds to add diversification to the portfolio. Because emerging markets are often affected by different economic cycles than the U.S. and International Developed Markets, emerging markets bonds may experience performance cycles that are different as well. For example, emerging markets debt returns are often more directly tied to the performance of commodities and to country-specific events than are the returns of the debt of developed countries. In selecting emerging markets bonds for the portfolio, we strive to manage the risk associated with investing in emerging markets through a thorough analysis of the bond's issuer and the inflation trends in the country where the bond is issued. We also consider the stability of the country where the bond is issued.

In determining how much of the portfolio to allocate to each sector, we review economic and market conditions and interest rate trends as well as the potential risks and rewards associated with each sector. Under normal circumstances, as little as 5% or as much as 50% of the Series' assets may be invested in the High-Yield Sector, while the aggregate investment in the International Developed Markets and Emerging Markets Sectors may be between 5% and 50%, provided that no more than 15% of the Series' total assets will be invested in the Emerging Markets Sector. Under normal circumstances, there is no minimum or maximum limit on the amount of the Series' assets that may be invested in the Investment Grade Sector.

The Series may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the Euro. The Series may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Series transactions and to minimize currency value fluctuations. Currency considerations carry a special risk for a portfolio that allocates a significant portion of its assets to foreign securities. The Manager will limit non-U.S. dollar denominated securities to no more than 50% of net assets, but total non-U.S. dollar currency exposure will be limited, in aggregate, to no more than 25% of net assets.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholder before the change in objective became effective.

Delaware VIP Emerging Markets Series only:

The following is added to the chart in the section entitled "The securities the Series typically invests in" of the Series' Prospectuses:

Securities	How the Series uses them
Delaware VIP Emerging Markets Series
Equity Linked Securities: are privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index.

The Series may invest up to 10% of net assets in equity linked securities. Equity linked securities may be considered illiquid and are subject to the Series' limitation on illiquid securities. In some instances, investments in equity linked securities may also be subject to the Portfolio's limitation on investments in investment companies.

The following is added to the chart in the section entitled "The risks of investing in the Series" of the Series' Prospectuses:

Risks	How the Series strives to manage them
Delaware VIP Emerging Markets Series

Derivatives risk is the possibility that the Series may experience a significant loss if it employs a derivatives strategy (including a strategy involving equity linked securities) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to the Series from using the strategy.

We will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the Series without actually selling a security, to neutralize the impact of interest rate changes, to affect diversification or to earn additional income. We will not use derivatives for reasons inconsistent with our investment objectives. We also research and continually monitor the creditworthiness of current or potential counterparties.

Delaware VIP High Yield Series only:

The following amends the chart in the section entitled "The securities we typically invest in" of the Series' Prospectuses:

Securities	How we use them
Delaware VIP High Yield Series

High-yield corporate bonds: Debt obligations issued by a corporation and rated lower than investment grade by an NRSRO such as S&P or Moody's or, if unrated, that we believe are of comparable quality. These securities, also known as "junk bonds," are considered to be of poor standing and predominantly speculative.

The Series may invest without limit in high-yield corporate bonds and up to 15% of its net assets in defaulted bonds. Emphasis is typically on those rated BB or B by an NRSRO.

The following amends the chart in the section entitled "The risks of investing in the Series" of the Series' Prospectuses:

Risks	How we strive to manage them
Delaware VIP High Yield Series

Credit risk is the risk that there is the possibility that a bond's issuer will be unable to make timely payments of interest and principal.

Investing in so-called "junk" or "high-yield" bonds entails the risk of principal loss, which may be greater than the risk involved in investment grade bonds. High-yield bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds.

If there were a national credit crisis or an issuer were to become insolvent, principal values could be adversely affected.

Investment by a fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a fund of its initial investment and any anticipated income or appreciation will be uncertain. A fund also may incur additional expenses in seeking recovery on defaulted securities. Defaulted securities may be considered illiquid.

Our careful, credit-oriented bond selection and our commitment to hold a diversified selection of high-yield bonds are designed to manage this risk.

Please keep this Supplement for future reference.

This Supplement is dated August 21, 2006.